UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2018

Central Index Key Number of the issuing entity: 0001722194

Benchmark 2018-B1 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206705-12	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street, New York, New York		10005
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 31, 2018, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2018-B1 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2018-B1 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of January 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-B, Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about January 31, 2018, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of forty-nine (49) commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated January 19, 2018, between the Registrant and GACC; certain of the Mortgage Loans were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated January 19, 2018, between the Registrant and JPMCB; and certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated January 19, 2018, between the Registrant and CREFI.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
90 Hudson	N/A	Exhibit 99.10
The Woods	Exhibit 99.4	Exhibit 99.11
Griffin Portfolio	Exhibit 99.5	Exhibit 99.12
Worldwide Plaza	Exhibit 99.6	Exhibit 99.13
Station Place III	Exhibit 99.7	Exhibit 99.14
Atrium Center	N/A	Exhibit 99.15
Sentinel Square II	N/A	Exhibit 99.16
Radisson Blu Aqua Hotel	N/A	Exhibit 99.17
Gateway Net Lease Portfolio	Exhibit 99.8	Exhibit 99.18
Lehigh Valley Mall	N/A	Exhibit 99.19
Rochester Hotel Portfolio	N/A	Exhibit 99.20
521-523 East 72nd Street	Exhibit 99.7	Exhibit 99.21
Marriott Charlotte City Center	N/A	Exhibit 99.22
Miracle Mile Shopping Center	Exhibit 99.9	Exhibit 99.23

Towers at University Town Center	N/A	Exhibit 99.24
Two Harbor Point Square	N/A	Exhibit 99.25
AHIP Northeast Portfolio I	Exhibit 99.7	Exhibit 99.26
Starwood Capital Group Hotel Portfolio	Exhibit 99.8	Exhibit 99.27

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Academy Securities, Inc., as underwriters (collectively, the “Underwriters”), pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of January 19, 2018, between the Registrant, the Underwriters and GACC, and (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as initial purchasers (collectively, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of November 13, 2017, between the Registrant, the Initial Purchasers and GACC. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated January 22, 2018 and filed with the Securities and Exchange Commission on January 31, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $985,207,000, on January 31, 2018. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,357,429, were approximately $1,169,988,610. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers and approximately $5,307,429 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $140,744,346, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of January 19, 2018, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Academy Securities, Inc.

4.1	Pooling and Servicing Agreement, dated as of January 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated January 31, 2018.

8.1	Tax and Validity Opinion of Sidley Austin LLP, dated January 31, 2018 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 22, 2018.

99.1	Mortgage Loan Purchase Agreement, dated January 19, 2018, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated January 19, 2018, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated January 19, 2018, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.

99.4	Pooling and Servicing Agreement, dated as of December 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

99.5	Pooling and Servicing Agreement, dated as of November 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

99.6	Trust and Servicing Agreement, dated as of November 10, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, special servicer, certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.7	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank,

National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.8	Pooling and Servicing Agreement, dated as of June 1, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

99.9	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

99.10	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the 90 Hudson Whole Loan.

99.11	Agreement Between Note Holders, dated as of December 4, 2017, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, and Citi Real Estate Funding Inc., as initial note A-3 holder, relating to The Woods Whole Loan.

99.12	Agreement Between Note Holders, dated as of September 29, 2017, by and between Bank of America, N.A., as initial note A-1-1 holder, initial note A-1-2 holder and initial note A-1-3 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder, initial note A-2-4 holder, initial note A-2-5 holder and initial note A-2-6 holder, and KeyBank National Association, as initial note A-3 holder, relating to the Griffin Portfolio Whole Loan.

99.13	Co-Lender Agreement, dated as of November 10, 2017, by and among Goldman Sachs Mortgage Company, as initial note A-1-S holder, initial note A-1-C1 holder, initial A-1-C2 holder and initial note B-1-S holder, and Deutsche Bank AG, New York Branch, as initial note A-2-S holder, initial note A-2-C1 holder, initial note A-2-C2 holder, initial note A-2-C3 holder, initial note A-2-C4 holder and initial note B-2-S holder, relating to the Worldwide Plaza Whole Loan.

99.14	Co-Lender Agreement, dated as of October 3, 2017, between JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, Citi Real Estate Funding Inc., as initial note A-4 holder, and Citi Real Estate Funding Inc., as initial note A-5 holder, relating to the Station Place III Whole Loan.

99.15	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, and JPMorgan Chase Bank, National Association, as initial note A-3 holder, relating to the Atrium Center Whole Loan.

99.16	Co-Lender Agreement, dated as of January 31, 2018, by and between Deutsche Bank AG, acting through its New York Branch, as note A-1 holder, and Deutsche Bank AG, acting through its New York Branch, as note A-2 holder, relating to the Sentinel Square II Whole Loan.

99.17	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Radisson Blu Aqua Hotel Whole Loan.

99.18	Agreement Between Noteholders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as initial A-1 notes holder, Bank of America, N.A., as initial A-2 notes holder, JPMorgan Chase Bank, National Association, as initial B-1 notes holder, and Bank of America, N.A., as initial B-2 notes holder, relating to the Gateway Net Lease Portfolio Whole Loan.

99.19	Co-Lender Agreement, dated as of November 20, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A-1-A holder, Column Financial, Inc., as initial note A-1-B holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-1-C holder, JPMorgan Chase Bank, National Association, as initial note A-2-A holder, Column Financial, Inc., as initial note A-2-B holder, and Cantor Commercial Real Estate Lending, L.P., as initial note A-2-C holder, relating to the Lehigh Valley Mall Whole Loan.

99.20	Co-Lender Agreement, dated as of January 31, 2018, by and among Deutsche Bank AG, acting through its New York Branch, as note A-1 holder, Deutsche Bank AG, acting through its New York Branch, as note A-2 holder, Deutsche Bank AG, acting through its New York Branch, as note A-3 holder, Deutsche Bank AG, acting through its New York Branch, as note A-4-A holder, and Deutsche Bank AG, acting through its New York Branch, as note A-4-B holder, relating to the Rochester Hotel Portfolio Whole Loan.

99.21	Co-Lender Agreement, dated as of October 6, 2017, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the 521-523 East 72nd Street Whole Loan.

99.22	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Marriott Charlotte City Center Whole Loan.

99.23	Co-Lender Agreement, dated as of September 7, 2017, by and among BSPRT Finance, LLC, as initial note A-1 holder, BSPRT Finance, LLC, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, and JPMorgan Chase Bank, National Association, as initial note A-4 holder, relating to the Miracle Mile Shopping Center Whole Loan.

99.24	Co-Lender Agreement, dated as of January 31, 2018, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Towers at University Town Center Whole Loan.

99.25	Amended and Restated Co-Lender Agreement, dated as of January 22, 2018, between Citi Real Estate Funding Inc., as note A-1-A holder, Citi Real Estate Funding Inc., as note A-1-B holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the Two Harbor Point Square Whole Loan.

99.26	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as note A-1 holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the AHIP Northeast Portfolio I Whole Loan.

99.27	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as initial JPM note holder, Bank of America, N.A., as initial BANA note holder, Barclays Bank PLC, as initial Barclays note holder, Deutsche Bank AG, New York Branch, as initial DBNY note holder, and Starwood Mortgage Funding II LLC, as Starwood note holder, relating to the Starwood Capital Group Hotel Portfolio Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Dated: January 31, 2018

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 19, 2018, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Academy Securities, Inc.

4.1	Pooling and Servicing Agreement, dated as of January 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated January 31, 2018.

8.1	Tax and Validity Opinion of Sidley Austin LLP, dated January 31, 2018 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 22, 2018.

99.1	Mortgage Loan Purchase Agreement, dated January 19, 2018, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated January 19, 2018, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated January 19, 2018, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.

99.4	Pooling and Servicing Agreement, dated as of December 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

99.5	Pooling and Servicing Agreement, dated as of November 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

99.6	Trust and Servicing Agreement, dated as of November 10, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, special servicer, certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.7	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.8	Pooling and Servicing Agreement, dated as of June 1, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

99.9	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

99.10	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the 90 Hudson Whole Loan.

99.11	Agreement Between Note Holders, dated as of December 4, 2017, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, and Citi Real Estate Funding Inc., as initial note A-3 holder, relating to The Woods Whole Loan.

99.12	Agreement Between Note Holders, dated as of September 29, 2017, by and between Bank of America, N.A., as initial note A-1-1 holder, initial note A-1-2 holder and initial note A-1-3 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder, initial note A-2-4 holder, initial note A-2-5 holder and initial note A-2-6 holder, and KeyBank National Association, as initial note A-3 holder, relating to the Griffin Portfolio Whole Loan.

99.13	Co-Lender Agreement, dated as of November 10, 2017, by and among Goldman Sachs Mortgage Company, as initial note A-1-S holder, initial note A-1-C1 holder, initial A-1-C2 holder and initial note B-1-S holder, and Deutsche Bank AG, New York Branch, as initial note A-2-S holder, initial note A-2-C1 holder, initial note A-2-C2 holder, initial note A-2-C3 holder, initial note A-2-C4 holder and initial note B-2-S holder, relating to the Worldwide Plaza Whole Loan.

99.14	Co-Lender Agreement, dated as of October 3, 2017, between JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, Citi Real Estate Funding Inc., as initial note A-4 holder, and Citi Real Estate Funding Inc., as initial note A-5 holder, relating to the Station Place III Whole Loan.

99.15	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, and JPMorgan Chase Bank, National Association, as initial note A-3 holder, relating to the Atrium Center Whole Loan.

99.16	Co-Lender Agreement, dated as of January 31, 2018, by and between Deutsche Bank AG, acting through its New York Branch, as note A-1 holder, and Deutsche Bank AG, acting through its New York Branch, as note A-2 holder, relating to the Sentinel Square II Whole Loan.

99.17	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Radisson Blu Aqua Hotel Whole Loan.

99.18	Agreement Between Noteholders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as initial A-1 notes holder, Bank of America, N.A., as initial A-2 notes holder, JPMorgan Chase Bank, National Association, as initial B-1 notes holder, and Bank of America, N.A., as initial B-2 notes holder, relating to the Gateway Net Lease Portfolio Whole Loan.

99.19	Co-Lender Agreement, dated as of November 20, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A-1-A holder, Column Financial, Inc., as initial note A-1-B holder, Cantor Commercial Real Estate Lending, L.P., as initial note A-1-C holder, JPMorgan Chase Bank, National Association, as initial note A-2-A holder, Column Financial, Inc., as initial note A-2-B holder, and Cantor Commercial Real Estate Lending, L.P., as initial note A-2-C holder, relating to the Lehigh Valley Mall Whole Loan.

99.20	Co-Lender Agreement, dated as of January 31, 2018, by and among Deutsche Bank AG, acting through its New York Branch, as note A-1 holder, Deutsche Bank AG, acting through its New York Branch, as note A-2 holder, Deutsche Bank AG, acting through its New York Branch, as note A-3 holder, Deutsche Bank AG, acting through its New York Branch, as note A-4-A holder, and Deutsche Bank AG, acting through its New York Branch, as note A-4-B holder, relating to the Rochester Hotel Portfolio Whole Loan.

99.21	Co-Lender Agreement, dated as of October 6, 2017, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the 521-523 East 72nd Street Whole Loan.

99.22	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Marriott Charlotte City Center Whole Loan.

99.23	Co-Lender Agreement, dated as of September 7, 2017, by and among BSPRT Finance, LLC, as initial note A-1 holder, BSPRT Finance, LLC, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, and JPMorgan Chase Bank, National Association, as initial note A-4 holder, relating to the Miracle Mile Shopping Center Whole Loan.

99.24	Co-Lender Agreement, dated as of January 31, 2018, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Towers at University Town Center Whole Loan.

99.25	Amended and Restated Co-Lender Agreement, dated as of January 22, 2018, between Citi Real Estate Funding Inc., as note A-1-A holder, Citi Real Estate Funding Inc., as note A-1-B holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the Two Harbor Point Square Whole Loan.

99.26	Co-Lender Agreement, dated as of October 31, 2017, between Deutsche Bank AG, New York Branch, as note A-1 holder, and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the AHIP Northeast Portfolio I Whole Loan.

99.27	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as initial JPM note holder, Bank of America, N.A., as initial BANA note holder, Barclays Bank PLC, as initial Barclays note holder, Deutsche Bank AG, New York Branch, as initial DBNY note holder, and Starwood Mortgage Funding II LLC, as Starwood note holder, relating to the Starwood Capital Group Hotel Portfolio Whole Loan.